Exhibit 10.32

ADDENDUM TO COMMERCIAL LEASE BETWEEN

CRUISER LANE LLC AND BACTERIN INTERNATIONAL HOLDINGS, INC.

(a/k/a, XTANT MEDICAL, INC.)

DATED: July 29, 2022

The parties to this Addendum to Commercial lease are Cruiser Lane, LLC (hereinafter known as Landlord) and Xtant Medical, Inc., formerly known as Bacterin International Holdings, Inc. (referred to hereinafter as Tenant). This document serves as an Addendum to the collective Commercial Lease and supporting documents (effective February 1, 2012) and the subsequent lease renewal Addendum dated December 3, 2018.

1.	Term: As permitted through mutual agreement of both parties under item 1 of the Addendum dated December 3, 2018, the termination date outlined therein shall be extended to October 31, 2025.

2.	All other terms and addendums of the original contract of 2012 remain in full force and effect.

Signed and Dated:

/s/ Ronald R. Pierzina	Date	7/1/2022
Ronald R Pierzina
Managing Partner
Cruiser Lane, LLC

/s/ Laura J Pierzina	Date	7-1-2022
Laura J Pierzina
Managing Partner
Cruiser Lane, LLC

/s/ Scott Neils	Date	7/29/2022
Scott Neils
Chief Financial Officer
Xtant Medical, Inc.